Exhibit 10.2

FIRST AMENDMENT TO FACILITY AGREEMENT

FIRST AMENDMENT TO FACILITY AGREEMENT (this “Amendment”), dated as of July 10, 2015, by and among ALPHATEC HOLDINGS, INC., a Delaware corporation (“Borrower”), DEERFIELD PRIVATE DESIGN FUND II, L.P., DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., and DEERFIELD SPECIAL SITUATIONS FUND, L.P.(collectively referred to as the “Lenders” and together with the Borrower, the “Parties”).
RECITALS:
A.    Borrower and Lenders have entered into that certain Facility Agreement dated as of March 17, 2014 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Facility Agreement”).
B.    Borrower desires to enter into an amendment to the First Lien Facility to increase the Indebtedness under the First Lien Facility.
C.    Lenders are willing to amend the Facility Agreement to increase such Permitted Indebtedness on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:
1.Defined Terms. Capitalized terms used herein which are defined in the Facility Agreement or other Loan Documents, unless otherwise defined herein, shall have the meanings ascribed to them in the Facility Agreement and the other Loan Documents. The Recitals to this Amendment are incorporated herein in their entirety by this reference thereto.
2.Amendments to Facility Agreement. Upon the satisfaction of the conditions set forth in Section 3 of this Amendment the Facility Agreement is hereby amended as follows:
a.Subsection (ix) of the definition of Permitted Indebtedness in Section 1.1 of the Facility Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:
“(ix) Indebtedness under the First Lien Facility in an amount not to exceed Seventy Six Million Five Hundred Thousand Dollars ($76,500,000) at any time outstanding.”
3.Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:
a.Amendment. The Borrower and the Lenders shall each execute and deliver this Amendment.
b.Performance; No Default. The Borrower shall have performed and complied with all agreements and conditions contained in the Facility Agreement and the other Loan Documents to be performed by or complied with by the Borrower prior to the date hereof.
c.First Lien Facility. The Borrower and the lenders and agent under the First Lien Facility shall have entered into an amendment to the First Lien Facility in the form of Exhibit A attached hereto and Borrower shall have provided Lenders with an executed copy thereof.

d.    Legal Fees and Expenses. The Borrower shall have reimbursed Lenders for all out-of-pocket costs, fees and expenses, including legal fees and expenses, incurred in connection with the negotiation, drafting and closing of this Amendment and any related Loan Documents.
4.Representations and Warranties. The Borrower hereby represents and warrants to Lenders as follows:
a.As of the date hereof, except as expressly modified by the amendments in Section 2 above, the representations and warranties of Borrower contained in the Loan Documents are (i) in the case of representations and warranties qualified by “materiality,” “Material Adverse Effect” or similar language, true and correct in all respects and (ii) in the case of all other representations and warranties, true and correct in all material respects, in each case on and as of the date hereof as if made as of the date of this Amendment, except to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all respects or all material respects, as applicable, as of such earlier date;
b.No Event of Default exists; and
c.The Borrower has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and each of the other Loan Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Borrower’s execution and delivery of each of this Amendment and the other Loan Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Borrower, and no further corporate action is required by the Borrower, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined below). Each of the Amendment and the other Loan Documents to which it is a party has been (or upon delivery will have been) duly executed by the Borrower and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The execution, delivery and performance of this Amendment by the Borrower and the consummation of the transactions therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens) upon any assets of the Borrower pursuant to, any material agreement to which the Borrower is a party or by which the Borrower is bound or to which any of the assets of the Borrower is subject, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any material Applicable Laws in any material respect or (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority. No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of any of the Amendment and the other Loan Documents or for the consummation by the Borrower of the transactions contemplated thereby except for those that have been made or obtained prior to the date of this Agreement (the “Required Approvals”).
5.No Further Amendments; Ratification of Liability. Except as amended hereby, the Facility Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect in accordance with their respective terms. Borrower as a debtor, grantor, pledgor, guarantor or assignor, or in any similar capacity in which it has granted Liens or acted as an accommodation party or guarantor, as the case may be, hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Facility Agreement and the other Loan Documents, all as amended by this Amendment and the liens and security interests granted, created and perfected thereby. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Facility Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing among

Borrower and Lenders. This Amendment, together with the other Loan Documents, contains the entire agreement among Borrower and Lenders contemplated by this Amendment.
6.Incorporation by Reference. The provisions of Article 6 of the Facility Agreement are incorporated herein by reference mutatis mutandis.

[Remainder of Page Intentionally Left Blank, signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.
BORROWER:

ALPHATEC HOLDINGS, INC.

By:     /s/ Michael O’Neill
Name: Michael O’Neill
Title:    Chief Financial Officer

LENDERS:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:    Deerfield Mgmt., L.P., its General Partner
By:    J.E. Flynn Capital, LLC, its General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:    Deerfield Mgmt., L.P., its General Partner
By:    J.E. Flynn Capital, LLC, its General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:    Deerfield Mgmt., L.P., its General Partner
By:    J.E. Flynn Capital, LLC, its General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

EXHIBIT A